                                                                    EXHIBIT 10.1


                      NAVIGATION TECHNOLOGIES CORPORATION

                           INDEMNIFICATION AGREEMENT



     This Indemnification Agreement ("Agreement") is effective as of ______________________ by and between Navigation Technologies Corporation, a Delaware corporation (the "Company"), and __________________ ("Indemnitee"), who is either a director or officer, the General Counsel or an assistant counsel of the Company or one of its subsidiaries.

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

     WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;

     WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors and officers, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

     WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors and officers to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

     WHEREAS, the Company and Indemnitee desire to have in place the additional protection provided by an indemnification agreement and to provide indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by Delaware law;

     WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;

     NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

     1.   Certain Definitions.
          -------------------

          (a) "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement Philips Electronics N.V. and its affilitates do not control the Company through ownership of more than 45% of the total voting power represented by the Company's then outstanding voting securities or otherwise, and (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the

Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, during which Philips Electronics N.V. does not control the Company as aforesaid, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

          (b) "Claim" shall mean with respect to a Covered Event: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

          (c) References to the "Company" shall include, in addition to Navigation Technologies Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Navigation Technologies Corporation (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director or officer (including the General Counsel and assistant counsels) of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director or officer (including the General Counsel and assistant counsels) of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

          (e) "Expenses" shall mean any and all out of pocket expenses (including reasonable attorneys' fees and all other reasonable costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

          (f)  "Expense Advance" shall mean a payment to Indemnitee pursuant to
Section 3 of Expenses in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

          (g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnity agreements).

          (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

          (i)  "Reviewing Party" shall mean, subject to the provisions of
Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company's obligations hereunder and under applicable law, which may include a member or members of the Company's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

          (j) "Section" refers to a section of this Agreement unless otherwise indicated.

          (k) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

     2.   Indemnification.
          ---------------

          (a)  Indemnification of Expenses.  Subject to the provisions of
               ---------------------------
Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

          (b)  Review of Indemnification Obligations.  Notwithstanding the
               -------------------------------------
foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Indepen dent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid to Indemnitee to which Indemnitee is not entitled hereunder under applicable law; provided, however, that if Indemnitee has commenced or
                      --------  -------
thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

          (c)  Indemnitee Rights on Unfavorable Determination; Binding Effect.
               --------------------------------------------------------------
If any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 17, the Company hereby consents to service of process by delivery to its principal executive offices directed to the attention of its general counsel and to appear in any such proceeding in a Federal or State court in Chicago, Illinois or the State of Delaware. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee. The Company shall have comparable right of review in the case of a determination by a Reviewing Party that Indemnitee is entitled to be indemnified hereunder.

          (d)  Selection of Reviewing Party; Change in Control.  If there has
               -----------------------------------------------
not been a Change in Control, any Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of

Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel of recognized stature selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the employment of separate counsel by one or more Indemnitees has been previously authorized by the Company in writing, or (ii) an Indemnitee shall have provided to the Company a written statement that such Indemnitee has reasonably concluded that there may be a conflict of interest between such Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

          (e)  Mandatory Payment of Expenses.  Notwithstanding any other
               -----------------------------
provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim arising out of a Covered Event, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

     3.   Expense Advances.
          ----------------

          (a)  Obligation to Make Expense Advances.  Upon receipt of a written
               -----------------------------------
undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefore by the Company hereunder under applicable law, the Company shall make Expense Advances to Indemnitee.

          (b)  Form of Undertaking.  Any obligation to repay any Expense
               -------------------
Advances hereunder pursuant to a written undertaking by the Indemnitee shall be unsecured and no interest shall be charged thereon.

          (c) Determination of Reasonable Expense Advances.  The parties
              --------------------------------------------
agree that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be considered reasonable for purposes of being advanced but without prejudice to a later determination otherwise.

     4.   Procedures for Indemnification and Expense Advances.
          ---------------------------------------------------

          (a)  Timing of Payments.  All payments of Expenses (including without
               ------------------
limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than thirty (30) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than ten (10) business days after such written demand by Indemnitee is presented to the Company with such information and substantiation as is reasonably requested by the Company.

          (b)  Notice/Cooperation by Indemnitee.  Indemnitee shall, as a
               --------------------------------
condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the General Counsel of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (c)  No Presumptions; Burden of Proof.  For purposes of this
               --------------------------------
Agreement, the termination of any Claim by settlement (whether with or without court approval), or upon a plea of nolo contendere, or its equivalent, shall not
                                   ---------------
create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder under applicable law, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

          (d)  Notice to Insurers.  If, at the time of the receipt by the
               ------------------
Company of a notice of a Claim pursuant to Section 4(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

          (e)  Selection of Counsel.  In the event the Company shall be
               --------------------
obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently retained by or on behalf of Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

     5.   Additional Indemnification Rights; Nonexclusivity.
          -------------------------------------------------

          (a)  Scope.  The Company hereby agrees to indemnify the Indemnitee
               -----
against claims arising out of a Covered Event to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) hereof.

          (b) Nonexclusivity.  The indemnification and the payment of Expense
              --------------
Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

     6.   No Duplication of Payments.  The Company shall not be liable under
          --------------------------
this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation, Bylaws or otherwise) of the amounts otherwise payable hereunder.

     7.   Partial Indemnification.  If Indemnitee is entitled under any
          -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connectin with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

     8.   Mutual Acknowledgment.  Both the Company and Indemnitee acknowledge
          ---------------------
that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     9.   Liability Insurance.  To the extent the Company maintains liability
          -------------------
insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

     10.  Exceptions.  Notwithstanding any other provision of this Agreement,
          ----------
the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) Excluded Action or Omissions.  To indemnify or make Expense
              ----------------------------
Advances to Indemnitee with respect to Claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

          (b)  Claims Initiated by Indemnitee.  To indemnify or make Expense
               ------------------------------
Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

          (c) Lack of Good Faith.  To indemnify Indemnitee for any Expenses
              ------------------
incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this

Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

          (d)  Claims Under Section 16(b).  To indemnify Indemnitee for
               --------------------------
Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     11.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall constitute an original.

     12.  Binding Effect; Successors and Assigns.  This Agreement shall be
          --------------------------------------
binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. Subject to Section 13, this Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

     13.   Termination.  This Agreement may be terminated by the Company by not
           -----------
less than 60 days notice to Indemnitee as to Covered Events occurring after termination.

     14.  Expenses Incurred in Action Relating to Enforcement or Interpretation.
          ---------------------------------------------------------------------
In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all reasonable Expenses incurred by Indemnitee with respect to such action (including without limitation reasonable attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all reasonable Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.

     15.  Period of Limitations.  No legal action shall be brought and no cause
          ---------------------
of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action or, if later, the time when the Company should reasonably have become aware of its claim, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two year period; provided, however, that if any
                                               --------  -------
shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

     16.  Notice.  All notices, requests, demands and other communications under
          ------
this Agreement shall be in writing and shall be deemed duly given (i) if delivered on the date of such delivery, (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked, (iii) if mailed postage prepaid by air mail from outside the United States, on the fifth business day after the date mailed or (iv) if delivered by facsimile transmission on the date of such delivery. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     17.  Consent to Jurisdiction.  The Company and Indemnitee each hereby
          -----------------------
irrevocably consent to the jurisdiction of Federal or State courts in Chicago, Illinois or the State courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in either the Federal or State courts located in Chicago, Illinois or the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forums for adjudicating such a claim.

     18.  Severability.  The provisions of this Agreement shall be severable in
          ------------
the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     19.  Choice of Law.  This Agreement, and all rights, remedies, liabilities,
          -------------
powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely in the State of Delaware without regard to principles of conflicts of laws.

     20.  Subrogation.  In the event of payment under this Agreement, the
          -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     21.  Amendment and Termination.  No amendment, modification, termination or
          -------------------------
cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

     22.  Integration and Entire Agreement.  This Agreement sets forth the
          --------------------------------
entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

     23.  No Construction as Employment Agreement.  Nothing contained in this
          ---------------------------------------
Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

     IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


NAVIGATION TECHNOLOGIES CORPORATION


By:
    --------------------------------

Name:
      ------------------------------

Title:
       -----------------------------


Address: ---------------------------


- ------------------------------------

- ------------------------------------

Telephone:
          --------------------------
                                            AGREED TO AND ACCEPTED
Fax No:
       -----------------------------        INDEMNITEE:


                                            -----------------------------------
                                            (signature)

                                            -----------------------------------



                                            -----------------------------------
                                            Address

                                            -----------------------------------

                                            -----------------------------------

                                         Telephone:
                                                   ----------------------------

                                         Fax No:
                                                --------------------------------